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                                                                   Exhibit 10.26

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

                                                             As of March 1, 1999

Congress Financial Corporation
   (Central)
150 South Wacker Drive
Suite 2200
Chicago, Illinois 60606

Ladies and Gentlemen:

                  Congress Financial Corporation (Central) ("Lender") and Stuart Entertainment, Inc. ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated November 20, 1997, by and between Lender and Borrower (the "Loan Agreement"), as amended by Amendment No. 1 to Loan and Security Agreement, dated December 1, 1998 ("Amendment No. 1"), and Amendment No. 2 to Loan and Security Agreement, dated as of January 3, 1999, and all other Financing Agreements at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless otherwise defined herein.

                  Borrower has requested that Lender agree to amend certain provisions of the Loan Agreement relating to funds received in or deposited to the Blocked Accounts, and Lender is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment No. 3 to Loan and Security Agreement (this "Amendment").

                  In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          1. Temporary Amendment of Section 6.3(a)(v). Notwithstanding the existing provisions of Section 6.3(a)(v) of the Loan Agreement, solely during the period from and after the date on which this Amendment becomes effective through and including March 31, 1999, Lender shall only have the right under
Section 6.3(a)(v) of the Loan Agreement to instruct the depository banks at which the Blocked Accounts are maintained to transfer all funds received or deposited into the Blocked Accounts to the Payment Account if the aggregate principal amount of Loans and Letter of Credit Accommodations, plus the U.S. Dollar Equivalent of the aggregate outstanding principal amount of Loans and Letter of Credit Accommodations under, and as such terms are defined in, the Canadian Loan Agreement, shall equal or exceed $20,000,000. After March 31, 1999, the provisions of Section 6.3(a)(v) shall be deemed automatically reinstated as they existed prior to the effectiveness of Amendment No. 1 and the $15,000,000 threshold contained in Section 6.3(a)(v) as temporarily increased to $20,000,000 in this Section 1, shall automatically revert to $15,000,000.


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         2. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, -wan-ants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements:

                  (a) No event of default exists on the date of this Amendment after giving effect to the amendments to the Loan Agreement made by this Amendment; and

                  (b) This Amendment has been duly executed and delivered by Borrower and the undersigned consenting Guarantors, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute its legal, valid and binding obligations enforceable against Borrower in accordance with their respective terms.

         3. Conditions Precedent. This Amendment shall not become effective unless all of the following conditions precedent have been satisfied in full, as determined by Lender

                  (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower and the undersigned Guarantors;

                  (b) Lender shall have received, in form and substance satisfactory to Lender, a copy of a fully executed copy of an amendment to the Canadian Loan Agreement entered into between Canadian Borrower and Congress (Canada), pursuant to which, among other things, Section 6.3(a)(v) of the Canadian Loan Agreement shall be amended temporarily in the same manner and to the same extent as Section 6.3(a)(v) of the Loan Agreement has been amended pursuant to Section I of this Amendment; and

                  (c) as of the date of this Amendment no Event of Default shall have occurred and be continuing and no event shall have occurred and be continuing or condition be existing which, with notice or passage of time, or both, would constitute an Event of Default

         4. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof To the extent of any conflict between the terms of this Amendment and any of the Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and be construed as one agreement

         5. Further Assurances. At Lender's request, Borrower shall execute and deliver such additional documents and take such additional actions as Lender reasonably requests to effectuate the provisions and purposes of this Amendment.

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         6. Governing Law. The validity, interpretation and enforcement of this
Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

         7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         8. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                              Very truly yours,

                                              STUART ENTERTAINMENT, INC.

                                              By:    /S/ Lawrence X. Taylor III
                                                    ---------------------------
                                              Title: SR. VICE PRES
                                                    ---------------------------
AGREED:

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:    /S/ [ILLEGIBLE]
      -------------------------------
Title: AVP
      -------------------------------

CONSENTED TO:


VIDEO KING GAMING SYSTEMS, INC.

By:    /S/ Lawrence X. Taylor III
      --------------------------------
Title: CORP SECY.
      --------------------------------

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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BINGO SYSTEMS,& SUPPLY, INC.

By:    /S/ Michael A. Schalk
      ---------------------------------
Title: VICE PRES
      ---------------------------------

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